Employment Contract

雇佣合同

The employment contract (hereinafter referred to as the "Contract") entered into on January 1, 2016 in Beijing, the parties are:

本雇佣合同（以下简称"本合同"）订立于 2016 年 1 月 1 日北京市，合同双方为：

(a) **The Future Education Group Inc.**, a company established under the laws of Nevada (hereinafter "**Company**"). Registered address of the Company is Room 501, Gaohelanfeng Building, East 3rd Ring South Road, Chaoyang District, Beijing, P. R. China

未来教育集团公司，一家根据内华达州法律成立的公司（以下简称"**公司**"）。公司的联系地址为中国北京市朝阳区东三环南路高和蓝峰大厦 501 室。

(b) Yi, Luo, residents of [People's Republic of China] (hereinafter referred to as "**China**", the purpose of this contract, excluding Hong Kong SAR China, Macao Special Administrative Region and Taiwan region) (hereinafter referred to as "**Employee**"). Identity Card number of the Employee is: 44010419810809191X. Contact address of the Employee is Room 306, A2, Fuli Yinxi Garden, Jiangyi Road, Haizhu District, Guangzhou.

罗毅，为中华人民共和国（以下简称"**中国**"，为本合同之目的，中国不包括香港特别行政区、澳门特别行政区及台湾地区）居民（以下简称"**雇员**"）。雇员身份证号码为 44010419810809191X。雇员的联系地址为广州市海珠区江怡路富力银禧花园 A2-306。

1. POSITION AND RESPONSIBILITIES

岗位和职责

1.1 **Positions**. The Company employs the Employee as chief financial officer (CFO) position. The overall responsibilities are providing services of capital market-related works and financial strategies, including but not limited to the Company's preparation work for listing in Nasdaq. Employee should be in accordance with the industry standard usually associated with the job-related duties and the Company may also assign other related duties.

岗位。雇员受公司聘用，担任首席财务官（CFO）职务，全面负责公司资本市场相关工作及财务战略，包括但不限于公司为在纳斯达克市场上市的准备工作。雇员应按照行业标准履行通常与该职务有关的职责以及公司现在或以后指派的任何其它相关职责。

Employee should report to the Company's CEO. Employee's terms of responsibilities will be adjusted when necessary.

雇员应当向公司的 CEO 汇报工作。雇员的职责范围将根据公司的需要随时作出调整。

1.2 **Duty.** Company will provide Employee with a job description outlining the duties and obligations of Employee at work. According to job requirements, Employee would need to travel in United States and overseas. Employee should be familiar with the company's expense claiming policy on traveling.

职责。公司将向雇员提供一份岗位说明书，简要介绍雇员的工作职责和义务。根据工作岗位的要求，雇员可能还需要在美国或海外出差。雇员应当熟悉公司有关差旅和费用报销方面的有关规定。

1.3 **Other activities.** During employment period, the Employee shall make its best time, energy and ability to fulfill his duties, to diligence, loyalty and conscientious and with responsible attitude to promote the development of business and should be of its own best efforts to promote the interests of the Company.

其他活动。在受聘于公司期间，雇员应尽最大的时间、精力和能力来履行自己的职务，以勤勉、忠诚和认真负责的态度促进公司业务的发展，并应以其本身最大的努力促进公司的利益。

1.4 **No conflict.** Employee represents and warrants that, the Employee signed this contract, to accept the Company to employ and discharge its responsibilities under this contract does not violate the Employee may have to other employers, individuals or institutions any obligation, including any other individual or agency specifically or confidential information which has any obligations.

无冲突。雇员声明并保证，雇员签署本合同、接受公司聘用并履行其在本合同项下的职责并不违反雇员可能向其他用人单位、个人或机构承担的任何义务，包括对任何其他个人或机构的专有或保密信息所承担的任何义务。

1.5 **Holiday.** In accordance with applicable laws, regulations, this contract and staff handbook of the Company, the Employee shall be entitled to the minimum annual leave and statutory holidays under the Labor Law in China.

假期。根据适用法律和法规、本合同及员工手册中所列公司工作制度，雇员应有权享受中国的法定假日及按中国劳工法下所享有的最低年假。

1.6 **Working hours**. The Company and the Employee agree that due to the professional nature of works, the Employee will not have a fixed working hour system. The

Company and Employee here confirm that, the Employee's job function determines the amount of payment of its work. Remunerations stipulated by the contract have fully compensated the Employee.

工作时间。根据雇员的职业性质及双方达成的一致，雇员采用不固定的工作时间制度。公司和雇员在此确认，雇员的工作职能决定了其工作的付出，本合同下支付给雇员的工资已经完全补偿了其付出。

1.7 Place of work. Place of work in China, but for the completion of duties, the Company would require Employee to arrive promptly to the location of the Company. In the performance of its duties under this contract, the Employee may be required to work in a place other than China.

工作地点。工作地点在中国，但为完成职责之必需，应公司要求雇员应赶到公司所在地处理相关事宜。雇员在履行其在本合同项下之职责和义务之时可被要求不时在中国以外的地点出差。

1.8 **General Insurance**. Company will provide Employee with health insurance and business travel protection.

一般保险。公司会为雇员提供医疗保险及公干的旅游保障。

2. SALARY AND BENEFITS

薪酬和福利

2.1 **Salary.** Employee's annual salary after tax is USD 80,000. Employee's salary will be paid by wire transfer to a designated financial institution. Salaries are payable at the end of the month.

薪金。雇员的年薪为税后美元 80,000 元。雇员的薪金将采用电汇方式付至雇员指定的一家金融机构。薪金于当月结束时支付。

2.2 **Employee stock options**. According to the Company's Employee stock options plan, subject to the Company’s sole discretion, the Employee may be granted subscription options on an annual basis based on his performance of the work and performance of listed company.

员工期权。按有关公司的员工期权计划, 经公司独立决定，雇员每年根据在工作中的实际表现和业绩，可能被授予上市公司的认股期权。

2.3 **Social insurance**. Employee confirms that the salary of the contract includes the cost of social insurance. The Company are not required to buy any social insurance for Employee.

社会保险。雇员确认本合同约定的薪金已经包括为雇员购买社会保险的费用，公司不再另行为员工购买社会保险。

2.4 **Tax.** Employee benefits and salary income and the option should be involved in the tax burden borne by the Employee, the Company will deduct the total wages of Employee of the tax and the tax on behalf of the Employee's pay to the relevant government departments. The salary of this contract is after deduction of tax.

纳税。就雇员薪金所得和有关期权收益涉及的税负应当由雇员承担，公司将从雇员的工资总额中代扣有关税款，并以雇员的名义将税款缴纳给相关政府部门。本合同约定的薪金为扣除税款后的金额。

3. CONTRACT PERIOD

合同期限

3.1 **Contract period.** After signing, the contract is valid for one years ("Term") unless earlier terminated in accordance with the provisions of this contract.

合同期限。本合同从签署之日起开始生效，有效期为 1 年（"合同期限"），除非按照本合同规定提前终止。

3.2 **Contract renewal.** At least 30 days before the expiry of the contract, the Company and Employee can renew the contract, or the Company upon written notice to Employee can refuse to renew the contract. If the Company decides to renew the contract, the Employee should decide before the expiry of the contract to accept or reject the renewal. If the Employee fails to respond before the expiration of the contract, it should be regarded as the Employee agrees that the contract duration was renewed, and the terms and conditions of this contract will be the same.

合同续签。在合同期限届满前至少 30 天，公司可以与雇员将本合同有效期续延或者以书面方式通知雇员公司不准备续签本合同。如果公司决定续签本合同，雇员应当在合同期限届满前决定接受或者拒绝续签。如果雇员未能在合同期限届满前作出回应，则应当视为自合同期限预定届满日期起，雇员同意本合同有效期续延，其条款和条件与本合同相同。

4. LABOR DISCIPLINE

劳动纪律

4.1 **Labor discipline**. Employee shall abide by the terms of this contract and the Company developed all of the relevant provisions of the labor discipline in the

Employee handbook or other document listed in the other work systems and procedures. Executive or Employee shall comply with the rules and regulations.

劳动纪律。雇员应当遵守本合同的条款以及公司制定的有关劳动纪律方面的所有规定以及公司员工手册或其他文件列出的其他工作制度和程序。雇员应遵守公司执行或不时修订的各项规章制度。

4.2 **Communication with the outside world.** Without the Company's prior approval or authorization, the Employee cannot communicate with party other than the Company for terms and working conditions on the job, the company's business and related matters.

与外界通讯。未经公司事先批准或授权，关于工作条款及工作条件、公司的业务及相关事项，雇员不能与任何媒体或公司以外的一方或多方进行任何沟通。

5. TO TERMINATE THE CONTRACT BY THE COMPANY

由公司解除合同

5.1 **Dismissal without notice.** If any one of the following conditions occurs, the Company can at any time dismiss an Employee without notice:

无需通知解聘。如果雇员出现下列任一情形，公司无需通知雇员即可随时解聘：

(a) Serious violation of company rules and regulations;

严重违反公司规章制度；

(b) Serious dereliction of duty or practices graft, causing significant harm to the interests of the company;

严重失职、营私舞弊，对公司利益造成重大损害；或

(c) Be held criminally responsible.

被依法追究刑事责任。

5.2 **Dismissal after notice**. Any of the following circumstances, the Company can make written notice of 30 days prior dismissal of Employee:

作出通知后解聘。在下列任一情形下，公司可以经提前 30 天书面通知后解聘雇员：

(a) Employee with non-occupational diseases or non-work related injury, medical treatment period expires, and still cannot perform the original work, and cannot perform other works arranged by the Company;

雇员患有非职业病或者非因工负伤，医疗期满后，不能从事原工作也不能从事由公司另行安排的工作的；

(b) Employee cannot reach an appropriate level of performance, even after training or work;

雇员不能胜任供职职位工作，经过培训或者调整工作岗位，仍不能达到适当业绩水平的；

(c) The circumstances at the conclusion of the contract have changed significantly, resulting in inability to perform the contract, even though The Company in consultation with the Employee;

本合同订立时所依据的客观情况发生重大变化，致使本合同无法履行，经公司与雇员协商不能就变更本合同达成一致的；

(d) In order to avoid bankruptcy of the Company, or because of serious difficulties in operations, management needs to cut staff, after consultation with the staff union or Employee provided that it is compliance with other relevant law;

公司为了避免陷于破产，或者由于生产经营状况发生严重困难确需裁减人员，经咨询公司工会或者全体雇员意见并遵守了其他相关法律规定的；或

(e) Relevant laws or regulations in other circumstances.

相关法律或法规规定的其他情形。

If the Employee's dismissal is based on the above (a), (b) or (c) any circumstances referred to, the Company may elect to pay an additional month's wages of Employee to replace its 30-day advance written notice sent obligations.

如果雇员的解聘是基于上述(a)、(b)或(c)项所述的任何情形之一，则公司可选择向雇员额外支付一个月的工资以替代向其提前 30 天发送书面通知的义务。

5.3 **Compensation**. If the Company pursuant to Article 5.2 of the dismissal of Employee, the Company in accordance with relevant laws and regulations shall pay economic compensation to Employee.

经济补偿。如果公司依据第 5.2 条解聘雇员，公司应当按照相关法律规定向雇员支付经济补偿。

6. TERMINATE THE CONTRACT BY EMPLOYEE

由雇员解除合同

6.1 **Resigned after notification**. Employee can terminate the employment relationship by giving thirty (30) days written notice to the Company. If the Employee resigns by this method, the Company has no obligation to any financial compensation paid to Employee. If the Employee fails to under Article 6.1 to give at least thirty (30) days

written notice to the Company for his termination of employment relationship, the Company should be compensated by the Employee. The compensation should be based on daily wages for Employee and the number of days of the notice should be made to.

作出通知后辞职。雇员可以经提前三十（30）天以书面形式通知公司后随时解除与公司之间的聘用关系。如果雇员以该种方式辞职，公司没有义务因本合同解除而向雇员支付任何经济补偿。如果雇员未能根据本第 6.1 条至少提前三十（30）天向公司作出书面通知，雇员应向公司作出补偿，补偿依据应为雇员每日工资额以及其本应该作出通知日起的天数。

6.2 Resignation without notice. Notwithstanding the provisions of Article 6.1, an Employee can at any time terminate the contract without notice to the resignation of the Company:

无需通知的辞职。尽管有第 6.1 条的规定，在下列任一情形下，雇员无需通知公司即可随时辞职：

(a) Company does not provide a safe working environment;

公司未提供安全的工作环境的；

(b) Company under this contract is not timely, full payment of remuneration or provides working conditions;

公司未依据本合同规定及时、全额支付报酬或提供工作条件的；

(c) Company violates laws and administrative regulations, violation of Employee benefits;

公司违反法律和行政法规，侵犯雇员利益的；或者

(d) Applicable laws or regulations in other circumstances.

适用法律或法规规定的其他情况。

6.3 Financial compensation. If an Employee resigns pursuant to section 6.2, the Company shall pay economic compensation to Employee in according to the relevant legal provisions.

经济补偿。如果雇员依据第 6.2 条辞职，公司应当按照相关法律规定向雇员支付经济补偿。

7. OBLIGATIONS AFTER TERMINATION OF THE CONTRACT

解除合同后的义务

7.1 **Return of property**. Employee agrees that Employee whose employment is provided during the period, or created or produced by Employee of all property (including,

without limitation, all equipment, tangible proprietary information, documents, records, records, contracts and computer-generated materials) are the property of Company, and should be returned to the Company immediately when the contract is terminated.

返还财产。雇员同意，在雇员受聘期间其被提供的、或者由雇员创作或制作的全部财产（包括但不限于所有设备、有形的专有信息、文件、记载、记录、合同以及计算机生成的材料）均归公司所有，并应当于其解除与公司的聘用关系时立即返还给公司。

7.2 **Resign.** After the termination of the employment relationship, Employee shall cooperate with the Company for its work of finishing appropriate works and orderly transfer of work to other Employee.

辞职。解除聘用关系后，雇员应当配合公司对其以公司名义从事的工作进行收尾，并将工作有序地移交给其他员工。

8. PRIVACY POLICY

保密条款

8.1 **Confidential information**. Employee represents, warrants and undertakes that, without prior written consent by the Company, Employee shall not disclose to any third parties or use for purposes other than performing their duties Employee any intellectual property rights, management and business model, customers, vendors, Employee and other sources as well as the relationship between the entities any information (hereinafter referred to as "Confidential Information") from which the Employee acquires during his employment period.

保密信息。雇员声明，保证并承诺，雇员在任职期间获得的有关公司的知识产权、管理和经营模式、客户、销售商、货源以及雇员和其它实体之间的关系等任何信息（以下简称“保密信息”），未经公司书面同意，均不得向任意第三方披露或用于履行职责以外的目的。

8.2 **Competition**. Employee agrees that before or at the termination of contract, Company can choose to complete Appendix A (the appendix is an integral part of this contract). The provisions of Appendix A will need to follow the non-competition obligations of Employee time ("non-compete period ') and the company will pay to the Employee, a certain percentage of the Employee basic salary compensation (" non-compete compensation "). specified in Appendix A. "Non-compete period" and "non-compete amount" is final, decisive. Employee understand if the Company decided not to complete Appendix A, the Employee do not have to follow non-competition obligations after the end of employment and the Employee also will not get compensation.

竞业禁止。雇员同意公司可以选择在雇员与公司雇佣关系结束当日或之前填写完成附录 A（该附录是本合同不可分割的一部分）。该附录 A 将规定雇员需要遵循竞业禁止义务的时间（“竞业禁止期限’)以及公司为此将要支付给雇员的，相当于雇员基本工资一定比例的补偿金（“竞业禁止补偿”）。**附录 A** 中规定的“竞业禁止期限”和“竞业禁止金额”具有最终性、决定性。雇员理解如果公司决定不填写完成**附录 A**，雇员在与其雇佣关系结束之后不必遵循竞业禁止义务，同时也不会得到竞业禁止补偿。

9. APPLICABLE LAW AND DISPUTE RESOLUTION

适用法律和争议解决

9.1 **Applicable law**. This contract, the implementation and interpretation and dispute settlement should apply the laws of United States.

适用法律。本合同的订立、执行和解释及争议解决均应适用美国法律。

9.2 **Dispute Resolution**. Both sides should resolve the labor dispute in accordance with the following procedures:

争议解决。双方应当按照下列程序**解决**劳动争议：

(a) The two sides should first resolve any dispute that occurs during the performance of this contract through negotiation and mediation.

双方应当首先通过协商及调解解决履行本合同过程中发生的任何争议。

(b) If the negotiation and mediation is unsuccessful, both parties should go to the company's local labor dispute arbitration committee for arbitration; either party refuses to accept the ruling of labor dispute arbitration committee, both parties should go to the people's court according to law.

如果协商及调解不成，双方应当向公司所在地劳动争议仲裁委员会申请仲裁；任何一方不服劳动争议仲裁委员会作出的裁决，均可依法向人民法院提起诉讼。

10. OTHER

其他

10.1 **Amendments.** Without the signed writing by the authorized representatives of Employee and the Company, there should not be any amendment or changes to this contract. Failure to exercise any right under the contract does not constitute a waiver of that right.

修订。非经雇员和公司正式授权代表以书面方式签署，不得对本合同进行任何修订或变更。未能行使本合同项下的任何权利并不构成对该项权利的放弃。

10.2 **Notice**. Under this contract, any notice must be made in writing to the appropriate address, listed on the first page of this contract, of Employee and the Company. Notice under this Agreement shall be in effect under the following circumstances: (a) when delivered by hand and to be served personally; (b) When delivery by overnight delivery or registered mail, the time of receipt of a written receipt; or (c) when sent by e-mail or fax, when confirmation of receipt of electronic transmission. The Employee has obligation to notice in writing of any change of its address. Notice of change of address is valid only to be served in accordance with the above circumstances.

通知。本合同项下的任何通知必须以书面方式作出并发往首页列示的公司或雇员的相应地址。本合同项下的通知应当于下列情形下生效：(a)当通过专人递送时，于其被亲自送达时；(b)当通过隔夜快递或挂号邮件递送时，于收到书面收讫时；或(c)当通过电子邮件或传真发送时，于收到电子传送确认时。雇员有义务以书面方式向公司通知其地址的任何变更。有关地址变更的通知只有在依照本条规定送达的情况下方为有效。

10.3 **Complete the contract**. The contract is the subject of the contract the two sides reached the final, complete and exclusive contract, and replaces, and merge the two sides before or at the same time the subject of this contract the reach of all oral or written statements, negotiations, proposals, negotiations , conditions, communications and conventions, and habits of all previous transactions, and industry practice.

完整合同。本合同是双方就本合同标的达成的最终、完整和唯一的合同，并取代和合并了双方在此之前或与此同时就本合同标的达成的所有口头或书面的声明、磋商、提案、谈判、条件、通信和约定，以及先前的所有交易习惯以及行业惯例。

10.4 **Contract.** Two (2) original contract is signed, each party hold an original.

合同文本。本合同以二(2)份原件签署，各方持一份原件。

(No text below/**以下无正文**)

(No text in this page, signature page of this contract/本页无正文，为本合同签字页)

IN WITNESS WHEREOF, the parties hereto the date first above stated signed this contract.
兹证明，双方已于文首列示之日期签署本合同。

Company: The Future Education Group Inc.
公司： 未来教育集团公司
(Seal/盖章)

Authorized Representative/授权代表:
Signature/签字:
Title/职务:

Employee/雇员：罗毅

Signature/签字

Appendix A

附录 A

Post-termination non-competition clause

解约后竞业禁止条款

Employee acknowledges that the Company and its users, customers, vendors, employee and other entities is the Company valuable business asset, if an employee after termination with the Company competes directly with the Company, it will likely lead to proprietary information from unauthorized use or disclosure or cause the Company to its users, customers, vendors, employee and other entities, the relationship between the interference and unauthorized use or disclosure that is difficult to be identified or confirmed. Therefore, the Employee agrees to the following non-competition period alone or with others not engaged in business the same, similar or competing business, and not with the company's business the same, similar or competing company office.

雇员确认公司与其用户、客户、销售商、雇员和其它实体之间的关系是公司宝贵的商业资产，如果雇员在与公司解约后直接与公司竞争，将很可能导致专有信息被擅自使用或泄露，或者导致公司与其用户、客户、销售商、雇员和其它实体之间的关系被干扰，并且这种擅自使用或泄露很难被发现或证实。因此，雇员同意在以下竞业禁止期限内不单独或与他人合作从事与公司业务相同、相类似或相竞争的业务，并且不在与公司业务相同、相类似或相竞争的公司中任职。

Non-competition period (up to 24 months): 竞业禁止期限（至多 24 个月）：	_______ Month/个月
Basic wage = average of the last 12 months of basic wage: 基本工资 = 最后 12 个月平均基本工资：	_______ RMB/元
Prohibition of non-competition compensation ratio: 竞业禁止补偿的比例：	_______ %
Month non-competition compensation = Basic salary x proportion of non-competition compensation: 月竞业禁止补偿= 基本工资 x 竞业禁止补偿的比例：	_______RMB/元

The Future Education Group Inc.

未来教育集团公司

Authorized Representative/授权代表:

Signature/签字:___________

Title/职务:_______________

Date/日期:_______________

Employee Name/雇员姓名:

Signature/签字:___________

Date/日期:_______________